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                         SUPPLEMENT TO THE PROSPECTUSES

                        WARBURG PINCUS FIXED INCOME FUND

The following information modifies certain information contained in the section of the fund's Prospectuses entitled "Performance Summary--Average Annual Total Returns."

The fund may now invest up to 35% of its total assets in emerging markets debt securities. Emerging markets debt securities may involve additional risks including currency exchange risk, information risk, liquidity risk and political risk.

In addition, the fund has changed its performance benchmark from the Lehman Brothers Intermediate Government/Corporate Bond Index to the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index, and includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service. For the one, five and ten year periods ended December 31, 1999, and for the period August 17, 1987 (inception date of the fund's Common Class shares) through December 31, 1999, the average annual total returns for the fund's Common Class shares were -0.04%, 7.20%, 7.22% and 7.39%, respectively. For the one, five and ten year periods ended December 31, 1999, and for the period August 31, 1987 through December 31, 1999, the average annual total returns for the Lehman Brothers Aggregate Bond Index were -0.82%, 5.73%, 7.73% and 8.34%, respectively. For the one-year period ended December 31, 1999, and for the period July 3, 1996 (inception date of the fund's Advisor Class shares) through December 31, 1999, the average annual total returns for the fund's Advisor Class shares were -0.30% and 5.69%, respectively. For the one-year period ended December 31, 1999, and for the period June 30, 1996 through December 31, 1999, the average annual total returns for the Lehman Brothers Aggregate Bond Index were -0.82% and 6.33%, respectively.

Dated: May 2, 2000                                                       16-0500
                                                                             for
                                                                           WPBDF
                                                                           ADBDF